Execution Version

SECOND AMENDMENT TO

Note purchase AND private shelf agreement

THIS SECOND AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Agreement”), dated as of October 22, 2024, is made by and among Allient Inc., a Colorado corporation (the “Company”), and each of the holders of the Notes (as defined below) (the “Noteholders”) signatory hereto, and is acknowledged by each of the Guarantors.  Except as provided below, capitalized terms used in this Agreement and not defined herein have the respective meanings set forth in the Note Purchase Agreement described below.

R E C I T A L S:

WHEREAS, the Company, PGIM, Inc. and the Noteholders are parties to that certain Note Purchase and Private Shelf Agreement dated March 1, 2024, as amended by that certain First Amendment to Note Purchase and Private Shelf Agreement dated as of July 30, 2024 (as so amended, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) pursuant to which the Company issued to the Noteholders the Company’s Series A Senior Notes due March 21, 2031 in the aggregate principal amount of $50,000,000 (as amended, restated, supplemented or otherwise modified from time to time and including any notes issued in substitution therefor pursuant to the Note Purchase Agreement, the “Notes”); and

WHEREAS, the Company has requested that the Noteholders agree to amend the Note Purchase Agreement as set forth herein, and the undersigned Noteholders have agreed to such amendments on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.AMENDMENTS.

Effective as of the Effective Date, the Note Purchase Agreement is hereby amended in the manner specified in Annex A attached hereto (collectively, the “Amendments”).

2.REPRESENTATIONS AND WARRANTIES.

To induce the Noteholders to execute this Agreement, the Company hereby represents and warrants to the Noteholders as of the date hereof and as of the Effective Date as follows:

2.1.Existing Representations and Warranties.

The representations and warranties of the Company set forth in the Note Purchase Agreement and other Finance Documents are true and correct as of the date hereof and as of the Effective Date (except those that relate to a specific date, in which case they are true and correct as of such specific date) and the provisions of the Note Purchase Agreement and the other Finance Documents are in full force and effect.

2.2.Corporate Power.

The Company has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute and deliver this Agreement and perform its obligations under this Agreement and the Note Purchase Agreement as amended hereby.

2.3.Authorization; No Contravention.

The execution and delivery by the Company of this Agreement and the performance by the Company of this Agreement and the Note Purchase Agreement as amended hereby have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Company’s Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which the Company is a party or affecting the Company or the properties of the Company or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or its property is subject or (c) violate any Law.

2.4.Governmental Authorizations; Other Consents.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery by the Company of this Agreement or the performance by, or enforcement against, the Company of this Agreement or the Note Purchase Agreement as amended hereby.

2.5.Disclosure.

The documents, certificates and other writings delivered to the Noteholders by or on behalf of the Company and its Subsidiaries in connection with this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

2.6.Binding Effect.

This Agreement has been duly executed and delivered by the Company.  This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and laws affecting creditors’ rights generally.

2.7.No Defaults or Events of Default.

Before and after giving effect to this Agreement, no Default or Event of Default exists.

2.8.Amendment Fees.

Neither the Company nor any of its Affiliates has paid or is paying any fee, or has given or is giving any other consideration, to any other lender, agent or any other Person for the execution and delivery of any amendment, waiver, consent or other modification of any other agreement creating or evidencing indebtedness for borrowed money (including, without limitation, the Bank Credit Agreement) that is similar to this Agreement or otherwise addresses the matters relating to the Amendments, except for the amendment fee payable to the Bank Agent (for the pro rata benefit of the Bank Lenders) in connection with the Bank Amendment (as defined below) in an aggregate amount not exceeding 0.075% of the aggregate commitments of the Bank Lenders under the Bank Credit Agreement.

3.EFFECTIVENESS.

The Amendments shall become effective as of the date of this Agreement (the “Effective Date”), provided that each of the following conditions shall have been fulfilled to the Noteholders’ satisfaction (or shall have been waived by the Noteholders) as of such date:

(a)Agreement.  The Company and the Required Holders shall have executed and delivered a counterpart of this Agreement.

(b)Representations and Warranties.  The representations and warranties of the Company in this Agreement shall be true, correct and complete as of the date hereof and as of the Effective Date (and by execution and delivery of this Agreement, the Company hereby confirms that such representations and warranties are true, correct and complete as of such dates).

(c)Bank Amendment.  The Noteholders shall have received a fully executed copy of a Second Amendment to Third Amended and Restated Credit Agreement, dated as of the date of this Agreement, by and among the Bank Agent, the Bank Lenders, the Company and Allied B.V. (the “Bank Amendment”), in form and substance satisfactory to them, duly executed by each party thereto and in full force and effect.

(d)Amendment Fee.  Each Noteholder shall have received from the Company the amendment fee due pursuant to that certain letter agreement, dated October 22, 2024, entered into by and among the Company and the Noteholders.

4.MISCELLANEOUS.
4.1.Part of Note Purchase Agreement; Future References, etc.

This Agreement shall be construed in connection with and as a part of the Note Purchase Agreement and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Note Purchase Agreement without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.

4.2.Effect of Agreement; Reaffirmation.
(a)The Note Purchase Agreement, as amended by this Agreement, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.

This Agreement supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof.  This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Noteholders and each of their successors and assigns.  The Note Purchase Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.  The Company acknowledges and agrees that the Note Purchase Agreement (as amended by this Agreement) and all other Finance Documents to which the Company is a party are in full force and effect, that the Company’s obligations thereunder and under this Agreement are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that the Company has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Noteholder under the Note Purchase Agreement or any other Finance Document, or constitute a waiver of any provision of the Note Purchase Agreement or any other Finance Document.
(b)The Company hereby acknowledges and reaffirms the execution and delivery of the Collateral Documents to which it is a party and agrees that such Collateral Documents shall continue in full force and effect and continue to secure the Note Obligations, including all indebtedness of the Company to the Noteholders arising under or in connection with the Note Purchase Agreement, as amended hereby, and the Notes, and any renewal, extension or modification thereof.
(c)By signing the acknowledgment below, each Guarantor hereby acknowledges and reaffirms the execution and delivery of its respective Guaranty Agreement and each Collateral Document and each other Finance Document to which it is a party, and agrees that such Finance Documents shall continue in full force and effect and continue to guarantee or secure, as applicable, all Note Obligations, including all indebtedness of the Company to the Noteholders arising under or in connection with the Note Purchase Agreement, as amended hereby, and the Notes, and any renewal, extension or modification thereof, and the documents executed in connection therewith.
4.3.Release.

To induce the Noteholders to enter into this Agreement, each of the Domestic Obligors waives and releases and forever discharges Prudential and each holder of a Note and their respective officers, directors, attorneys, agents and employees (each a “Release Party” and collectively, the “Release Parties”) from any defenses, liability, damage, claim, loss or expense of any kind that any of them may have against Prudential or any holder of a Note, and agree to cause each Foreign Obligor not to assert any claim against any Release Party, arising out of or relating to the Finance Documents through the date of this Agreement, except to the extent such defense, liability, damage, claim, loss or expense is the result of the gross negligence or willful misconduct of such Release Party.  The Domestic Obligors, jointly and severally, further agree to indemnify and hold Prudential and each holder of a Note and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against Prudential or any holder of a Note on account of any claims arising out of or relating to the Finance Documents, except to the extent arising from the gross negligence or willful misconduct of such Release Party.  Each Domestic

Obligor further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

4.4.Counterparts, Facsimiles.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Any signature to this Agreement may be delivered by facsimile, electronic mail (including “.pdf”, “.tif” or similar format) or other electronic transmission and shall be effective to the same extent as delivery of a manually executed original counterpart hereof.  The parties hereto agree to electronic contracting and electronic signatures with respect to this Agreement.  The words “execution”, “signed”, “signature” and words of like import in this Agreement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.  “Electronic Signature” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

4.5.Costs and Expenses.

The Company agrees to pay on demand all costs and expenses (including attorneys’ fees) of the Noteholders incurred in the preparation, negotiation, execution and delivery of this Agreement and the matters contemplated hereby.

4.6.Binding Effect.

This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.7.Amendment and Waiver.

This Agreement may be amended, and the observance of any term hereof may be waived, only with the written consent of each of the parties hereto.

4.8.Severability.

The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

4.9.Entire Agreement.

This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

4.10.Designation as Finance Document.

The parties hereto agree that this Agreement constitutes a Finance Document.

4.11.Governing Law; Jurisdiction and Process; Waiver of Jury Trial.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.  The terms of Section 22.7 of the Note Purchase Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto expressly, unconditionally and irrevocably agree to such terms.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.

COMPANY:

ALLIENT INC.

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud
Title: Chief Financial Officer

(Signature Page to Second Amendment to Note Purchase and Private Shelf Agreement)

This Agreement is

accepted and agreed to as

of the date hereof.

Noteholders:

THE PRUDENTIAL INSURANCE

COMPANY OF AMERICA

By: PGIM, Inc., as investment manager

By: /s/ ASHLEY DEXTER
Vice President

PRUDENTIAL LEGACY INSURANCE

COMPANY OF NEW JERSEY

By: PGIM, Inc., as investment manager

By: /s/ ASHLEY DEXTER
Vice President

PRUCO LIFE INSURANCE COMPANY

OF NEW JERSEY

By: PGIM, Inc., as investment manager

By: /s/ ASHLEY DEXTER
Vice President

LOTUS REINSURANCE COMPANY LTD.

By: PGIM, Inc., as investment manager

By: /s/ ASHLEY DEXTER
Vice President

(Signature Page to Second Amendment to Note Purchase and Private Shelf Agreement)

This Agreement is acknowledged,

accepted and agreed to as of the date

hereof.

GUARANTOrs:

AIREX, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALIO INDUSTRIES, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALLIED MOTION STOCKHOLM AKTIEBOLAG,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Specially Authorized Signatory

ALLIED MOTION TECHNOLOGIES B.V.,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Director

(Signature Page to Second Amendment to Note Purchase and Private Shelf Agreement)

ALLIED MOTION CONTROL CORPORATION,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALLIED MOTION DORDRECHT B.V.,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Director

EMOTEQ CORPORATION,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

GLOBE MOTORS, INC.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALLIED MOTION PORTUGAL, LDA.,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Manager

(Signature Page to Second Amendment to Note Purchase and Private Shelf Agreement)

HEIDRIVE GMBH,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Managing Director

KINETIC MACHINE DEVELOPMENT, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

MOTOR PRODUCTS CORPORATION,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ORMEC SYSTEMS CORP.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

SNC MANUFACTURING CO., INC.,

as Guarantor

By: /s/ ASHISH BENDRE

Name: Ashish Bendre

Title: Vice President

(Signature Page to Second Amendment to Note Purchase and Private Shelf Agreement)

SPECTRUM CONTROLS, INC.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

STATURE ELECTRIC, INC.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

TCI, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

THINGAP, INC.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALLIED MOTION TWINSBURG, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

(Signature Page to Second Amendment to Note Purchase and Private Shelf Agreement)

Annex A

Amendments

1.Section 10.2 (Investments).  Clause (e) of Section 10.2 of the Note Purchase Agreement is hereby amended by inserting the following at the end of such clause (e):

“provided that neither the Company nor any of its Subsidiaries may make any acquisition pursuant to this clause (e) at any time from the Second Amendment Date to (and including) December 31, 2025;”

2.Section 10.10(b) (Leverage Ratio).  Subsection (i) of Section 10.10(b) (Leverage Ratio) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(i)Subject to subsection (ii) below, the Company will not permit the Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than (A) 4.25:1.00 as of the end of the Company’s fiscal quarters ending September 30, 2024 and December 31, 2024, (B) 4.50:1.00 as of the end of the Company’s fiscal quarters ending March 31, 2025 and June 30, 2025, (C) 4.00:1.00 as of the end of the Company’s fiscal quarter ending September 30, 2025, or (D) 3.75:1.00 as of the end of any fiscal quarter thereafter.”

3.Section 10.10(b) (Leverage Ratio).  Subsection (ii) of Section 10.10(b) (Leverage Ratio) of the Note Purchase Agreement is hereby amended by inserting the following at the end of such subsection (ii):

“Notwithstanding the foregoing, (A) the fiscal quarters of the Company ending on December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025 shall each be deemed to constitute an Increased Leverage Period and (A) the Company may not make any Leverage Increase election pursuant to the first sentence of this subsection (ii) at any time during the period to (and including) December 31, 2025.”

4.Schedule A (Defined Terms).  Schedule A to the Note Purchase Agreement is hereby amended by amending and restating the term “Consolidated EBITDA” therein in its entirety to read as follows:

““Consolidated EBITDA” means, for any Reference Period and without duplication, (a) Consolidated Net Income for such period, plus (b) to the extent deducted in calculating Consolidated Net Income and without duplication (i) income taxes expensed during such period by the Company and its Subsidiaries, (ii) Interest Expense during such period, (iii) depreciation, amortization and other Non-Cash Charges accrued for such period, (iv) non-cash losses from any Casualty Event, Disposition or discontinued operation during such period, (v) stock compensation expense during such period, and (vi) Approved Cash Add-Backs in an aggregate amount not to exceed $4,000,000 during such period, minus (c) to the extent such items were added in calculating Consolidated Net Income (i) Extraordinary Gains during such period, (ii) gains from any Casualty Event,

Annex A - 1

Disposition or discontinued operation during such period, (iii) interest income, royalty payments and other income during such period, (iv) federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period, and (v) all non-cash income items for such period; provided that notwithstanding anything to the contrary in this definition, for purposes of computing any pro-forma calculation required by this Agreement, the term “Consolidated EBITDA” shall be computed, on a consistent basis, to reflect purchases and acquisitions, whether a Permitted Acquisition or otherwise, and sales of assets of the Company or a Subsidiary constituting a business line or division, by the Company or a Subsidiary during the Reference Period as if they had occurred at the beginning of such Reference Period, and the Company, during the twelve (12) month period following the date of any purchases and acquisitions, may include in the calculation of Consolidated EBITDA the necessary portion of the adjusted historical results attributable to the assets, businesses or entities acquired in acquisitions that were achieved prior to the applicable date of the acquisition for such time period as is necessary for the Company to have figures for a full Reference Period from the date of determination with respect to such acquired entities.”

5.Schedule A (Defined Terms).  Schedule A to the Note Purchase Agreement is hereby amended by adding the following new terms thereto in alphabetical order:

““Approved Cash Add-Backs” means (a) with respect to any Permitted Acquisition, documented transaction costs and expenses for legal, investment banking and other third party professional service fees directly related to the Permitted Acquisition and (b) reasonably identifiable and factually-supported business retention, restructuring, integration and realignment costs specifically related to employee severance, employee retention, employee relocation and facilities and physical location consolidation.”

““Second Amendment Date” means October 22, 2024.”

Annex A - 2